UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

     FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 22, 2017

OMNICOMM SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-25203	11-3349762
(Commission File Number)	(IRS Employer Identification No.)

2101 W. Commercial Blvd. Suite 3500 Ft. Lauderdale, FL	33309
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (954) 473-1254

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07   Submission of Matters to a Vote of Security Holders.

OmniComm Systems, Inc. (the "Company", "we", or "our") held its Annual Meeting of Stockholders in Fort Lauderdale, Florida on June 22, 2017.  Stockholders voted on the following four proposals, which are described in detail in the Company's proxy statement dated April 28, 2017:

1.      To elect five Directors to the Board of Directors to serve for terms expiring immediately following the Company's annual stockholder's meeting in 2018 and until their respective successors are duly elected and qualified.

2.      To ratify the appointment of Liggett & Webb P.A., as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

3.      An advisory vote to determine the frequency (annual, biennial or triennial) of the stockholder advisory vote to approve Named Executive Officer compensation.

4.      An advisory vote to approve Named Executive Officer compensation as disclosed in the Company's 2017 Annual Meeting Proxy Statement.

With a majority of the outstanding shares voting either by proxy or in person, our stockholders approved all four proposals, with voting as follows:

Proposal 1:

Election of Directors

	For	Withheld
Randall G. Smith	171,848,051	49,360
Cornelis F. Wit	171,784,717	112,694
Robert C. Schweitzer	171,773,167	124,244
Dr. Adam F. Cohen	171,784,717	112,694
Dr. Gary A. Shangold	171,785,913	111,498

Proposal 2:

To ratify the appointment of Liggett & Webb P.A., as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

For	Against	Abstain
206,149,469	7,395	-0-

Proposal 3:

An advisory vote to determine the frequency (annual, biennial or triennial) of the stockholder advisory vote to approve Named Executive Officer compensation.

1 Year	2 Years	3 Years
10,376,735	1,765,001	158,247,615

In accordance with the Board's recommendation set forth in the Company's proxy statement for the 2017 Annual Meeting of Stockholders, and consistent with the stated preference of the majority of the Company's stockholders, on June 22, 2017 the Board determined that the frequency of future advisory stockholder votes on named executive officer compensation will be conducted every three years until the next required advisory stockholder vote on frequency is held. The next advisory stockholder vote regarding the frequency of future advisory stockholder votes on named executive officer compensation is required to occur no later than the Company's 2023 annual meeting of stockholders.

Proposal 4:

An advisory vote to approve Named Executive Officer compensation as disclosed in the Company's 2017 Annual Meeting Proxy Statement.

For	Against	Abstain
165,332,734	7,495	6,557,182

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OmniComm Systems, Inc.

Date: June 28, 2017	By:	/s/ Thomas E. Vickers
Thomas E. Vickers
Chief Financial Officer